ATTACHMENT - 10-H
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                      PURCHASE AGREEMENT


     THIS PURCHASE AGREEMENT is made and entered into as of the 23rd day of December, 1996, by and between GREENWAY ASSOCIATES, LTD., a Texas limited partnership ("SELLER"), and FOLSOM MANAGEMENT, INC., a Texas corporation ("BUYER").

                        R E C I T A L S
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     A.   Seller is a partner in Greenway Tower Joint Venture, a Texas general partnership (the "OPERATING PARTNERSHIP"), which was created by that certain partnership agreement captioned "JOINT VENTURE AGREEMENT OF GREENWAY TOWER JOINT VENTURE", dated as of September 25, 1987 (the "ORIGINAL OPERATING PARTNERSHIP AGREEMENT"), by and among Seller and Folsom Investments, Inc., a Texas corporation ("FOLSOM").

     B. Folsom assigned its interest to Independence Development, Inc., a Texas corporation ("Independence") pursuant to an assignment dated effective December 31, 1991 and the Original Operating Partnership Agreement was amended by instrument captioned "AMENDMENT TO THE JOINT VENTURE AGREEMENT OF GREENWAY TOWER JOINT VENTURE", dated as of October 29,
1992, between Independence and Seller (the Original Operating Partnership Agreement as so amended being herein called the "OPERATING PARTNERSHIP AGREEMENT").

     C. Buyer desires to purchase, and Seller desires to sell, Seller's partnership interest (the "SUBJECT PARTNERSHIP INTEREST") in the Operating Partnership on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:

     1. PURCHASE AND SALE. Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Subject Partnership Interest, on the terms and conditions hereinafter set forth.

     2. PURCHASE PRICE. The purchase price for the Subject Partnership Interest shall be the sum of $850,000 (the "PURCHASE PRICE").

     3. PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid to Seller by wire transfer of immediately available federal funds (through the escrow described in Section 5) on the "Closing Date", as hereinafter defined.

     4.   CONDITIONS PRECEDENT.

     4.1 CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER. The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing Date of each of the following conditions (compliance with which or the occurrence of which may be waived in whole or in part by Buyer):

          4.1.1ACCURACY OF REPRESENTATION AND WARRANTIES. The representations and warranties of Seller contained herein shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

          4.1.2PERFORMANCE OF AGREEMENTS. Seller shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants and conditions contained in this Agreement to be performed or complied with by it on or prior to the Closing Date.

          4.1.3COMPLIANCE CERTIFICATE OF SELLER. Seller shall have furnished Buyer with a certificate, dated the Closing Date, to the effect that the representations and warranties of Seller contained herein are true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

          4.1.4CONSENTS AND APPROVALS. All consents and approvals of any third parties required in connection with the execution and delivery of this Agreement and the consummation of the purchase and sale of the Subject Partnership Interest shall have been obtained and delivered to Buyer.

          4.1.5OTHER DELIVERIES. Seller shall have delivered the documents and instruments required to be delivered by it under Section
5.2.1 of this Agreement.

     4.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing Date of each of the following conditions (compliance with which or the occurrence of which may be waived in whole or in part by Seller):

          4.2.1ACCURACY OF REPRESENTATION AND WARRANTIES. The representations and warranties of Buyer contained herein shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

          4.2.2PERFORMANCE OF AGREEMENTS. Buyer shall have performed in all material respects all obligations and agreements and complied in all material respects, with all covenants and conditions contained in this Agreement to be performed or complied with by it on or prior to the Closing Date.

          4.2.3COMPLIANCE CERTIFICATE OF BUYER. Buyer shall have furnished Seller with a certificate, dated the Closing Date, to the effect that the representations and warranties of Buyer contained herein are true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

          4.2.4CONSENTS AND APPROVALS. All consents and approvals of any third parties required in connection with the execution and delivery of this Agreement and the consummation of the purchase and sale of the Subject Partnership Interest shall have been obtained and delivered by Seller.

          4.2.5RELEASES. Seller shall have received releases, reasonably satisfactory in form and substance reasonably satisfactory to Seller and its counsel, from all liabilities and obligations under the agreements and obligations listed in Exhibit "A".

          4.2.6OTHER DELIVERIES. Buyer shall have delivered the documents and instruments required to be delivered by it under Section
5.2.2 of this Agreement.

     5. CLOSING PROCEDURE. Subject to the terms and conditions set forth in this Agreement, the sale and purchase herein provided shall be consummated (the "CLOSING") in accordance with such procedures as the parties may reasonably agree. As used herein, "CLOSING DATE" means December 23, 1996, or such earlier date as may be agreed upon by Seller and Buyer.

     5.1  ESCROW.  On the Closing Date, Buyer shall wire to Southwest
Land Title Company, attn: Dorothy Haight (the "Title Company") the Purchase Price in immediately available federal funds. Such delivery shall be made pursuant to escrow instructions ("ESCROW INSTRUCTIONS") to be executed among Buyer, Seller and Title Company in form reasonably acceptable to such parties in order to effectuate the intent hereof. The conditions to the closing of such escrow shall include the Title Company's receipt of the Purchase Price and a notice from Buyer and Seller authorizing Title Company to close the transactions as contemplated herein (Buyer and Seller being obligated to deliver such authorization notice at the Closing as soon as it is reasonably satisfied that the conditions precedent to its obligations under Section 4 have been fulfilled and that the other parties are in a position to deliver the items to be delivered by such other party under subsection 5.2 below).

     5.2 DELIVERY TO THE PARTIES. Upon the satisfaction of the conditions set forth in the Escrow Instructions, then (x) the Purchase Price shall be paid to Seller in accordance with Section 3 and (y), the following items shall be delivered:

          5.2.1SELLER DELIVERIES. Seller shall deliver, or cause to be delivered, to Buyer the following:

               (a) A duly executed Assignment and Assumption Agreement ("ASSIGNMENT AND ASSUMPTION AGREEMENT") in the form of Exhibit "B";

               (b) Evidence reasonably satisfactory to Buyer respecting the due organization of Seller and the due authorization and execution by Seller of this Agreement and the documents required to be delivered by it hereunder;

               (c)  A duly executed Release in the form of Exhibit "C";
and

               (d) Such additional documents as may be reasonably required by Buyer or Title Company in order to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein).

          5.2.2BUYER'S DELIVERIES. Buyer shall deliver, or cause to be delivered to Seller the following:

               (a) A duly executed and acknowledged Assignment and Assumption Agreement;

               (b) Evidence reasonably satisfactory to Seller respecting the due organization of Buyer and the due authorization and execution of this Agreement and the documents required to be delivered by it hereunder:

               (c)  A Release, duly executed by the Operating
Partnership and Buyer in the form of Exhibit "D"; and

               (d) Such additional documents as may be reasonably required by Seller or Title Company in order to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein).

     5.3 CLOSING COSTS. Seller and Buyer shall each pay one-half of the escrow fees of Escrow Holder.

     5.4  PRORATIONS.  THERE WILL BE NO PRORATIONS.

     6.   REPRESENTATIONS AND WARRANTIES.

     6.1  REPRESENTATIONS AND WARRANTIES OF SELLER.

          6.1.1GENERAL DISCLAIMER. Except as specifically set forth in subsection 6.1.2 below, the sale of the Subject Partnership Interest hereunder is and will be made on an "as is" basis, without representations and warranties of any kind or nature, express, implied or otherwise, including any representation or warranty concerning the Operating Partnership or its assets. Buyer acknowledges that Independence, an affiliate of Buyer, is the managing partner of the Operating Partnership and is familiar with the Operating Partnership and its assets. Except as to matters specifically set forth in subsection 6.1.2 below, Buyer will proceed with the closing contemplated hereby solely on the basis of its own physical, financial and other examinations, reviews and inspections.

          6.1.2LIMITED REPRESENTATIONS AND WARRANTIES OF SELLER.
Subject to the provisions of subsection 6.1.1 above, Seller hereby represents and warrants to Buyer as follows:

               (a) ORGANIZATION, ETC. Seller is a limited partnership duly formed and validly existing under the laws of the State of Texas and has all requisite partnership power and partnership authority to own and lease its properties, including the Subject Partnership Interest, and to carry on its business as presently conducted.

               (b) AUTHORIZATION. Seller has all requisite partnership power and partnership authority to execute and deliver this Agreement and the other agreements and instruments to be executed and delivered by it hereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Seller of this Agreement and such other agreements and instruments has been duly and validly authorized by the partners of Seller, and no other partnership action or authorization on behalf of Seller is required in connection therewith.

               (c) VALIDITY AND ENFORCEABILITY. This Agreement has been duly authorized, executed and delivered by Seller and constitutes and the other agreements and instruments to be executed and delivered hereunder by Seller, when executed and delivered by Seller, will constitute, legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles.

               (d) NO CONFLICT. Neither the execution and delivery of this Agreement by Seller nor the execution and delivery by Seller of the other agreements and instruments to be executed and delivered by it hereunder, nor the consummation of the transactions contemplated hereunder or thereunder, will (i) conflict with or result in a breach or violation of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon, any of the properties or assets of Seller pursuant to the limited partnership agreement of Seller or any indenture, mortgage, lease, loan agreement or other agreement or instrument to which Seller is a party or by which it is bound or to which any of its properties or assets is subject or (ii) violate any law, statute, rule, regulation, judgment or decree applicable to Seller. Except for the consent of General Electric Capital Corporation ("GE"), no third party consents are required by the terms of any indenture, mortgage, lease, loan agreement or other agreement or instrument to which Seller is a party or by which it is bound or to which any of its properties or assets is subject for the execution and delivery of this Agreement or any other agreement or instrument to be executed and delivered by Seller hereunder or the consummation of the transactions provided for herein or therein.

               (e) NO GOVERNMENTAL CONSENT OR APPROVAL REQUIRED. No consent, approval or authorization of, or declaration to or filing with, any governmental or regulatory authority is required for the valid execution and delivery by Seller of this Agreement or any other agreement or instrument to be executed and delivered by Seller hereunder or the consummation of the transactions provided for herein or therein.

               (f) SUBJECT PARTNERSHIP INTEREST. Seller has not sold, encumbered or otherwise transferred the Subject Partnership Interest or any other interest in the Partnership except for (i) the assignment and security interest provided for in Section 3.04 of the Operating Partnership Agreement and (ii) the rights in favor of Buyer created by this Agreement.

               (g)  RIGHT OF FIRST REFUSAL.  Carlyle Real Estate
Limited Partnership-X, the general partner of Seller ("Carlyle"), has given such notice to Las Colinas/First Dearborn Properties Limited Partnership ("First Dearborn") of the transactions contemplated hereby as required by Seller's limited partnership agreement, and First Dearborn has not elected to purchase Carlyle's interest in Seller.

               (h) NO OBLIGATIONS. To the actual knowledge (without imputation or any duty to investigate) of Seller's representative, Julie Strocchia, Seller has not created any obligation or liability of the Operating Partnership on behalf of the Operating Partnership other than those created in accordance with the Operating Partnership Agreement, or in a writing executed by Seller and Independence or Folsom, or otherwise disclosed in writing to or known to Independence or Folsom.

     6.2 REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants to Seller as follows:

          6.2.1ORGANIZATION, ETC. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power and corporate authority to own and lease its properties and to carry on its business as presently conducted.

          6.2.2AUTHORIZATION. Buyer has all requisite corporate power and corporate authority to execute and deliver this Agreement and the other agreements and instruments to be executed and delivered by it hereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Buyer of this Agreement and such other agreements and instruments has been duly and validly authorized by the board of directors of Buyer, and no other action or authorization on behalf of Buyer is required in connection therewith.

          6.2.3VALIDITY AND ENFORCEABILITY. This Agreement has been duly authorized, executed and delivered by Buyer and constitutes and the other agreements and instruments to be executed and delivered hereunder by Buyer, when executed and delivered by Buyer, will constitute, legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles.

          6.2.4NO CONFLICT. Neither the execution and delivery of this Agreement by Buyer nor the execution and delivery by Buyer of the other agreements and instruments to be executed and delivered by it hereunder, nor the consummation of the transactions contemplated hereunder or thereunder, will (i) conflict with or result in a breach or violation of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon, any of the properties or assets of Buyer or the Operating Partnership pursuant to the Operating Partnership Agreement, the certificate of incorporation or by-laws of Buyer or any indenture, mortgage, lease, loan agreement or other agreement or instrument to which Buyer or the Operating Partnership is a party or by which it is bound or to which any of its properties or assets is subject or (ii) violate any law, statute, rule, regulation, judgment or decree applicable to Buyer or the Operating Partnership. Except for the consent of GE, no third party consents are required by the terms of any indenture, mortgage, lease, loan agreement or other agreement or instrument to which Buyer or the Operating Partnership is a party or by which any of them is bound or to which any of their respective properties or assets is subject for the execution and delivery of this Agreement or any other agreement or instrument to be executed and delivered by Buyer hereunder or the consummation of the transactions provided for herein or therein.

          6.2.5NO GOVERNMENTAL CONSENT OR APPROVAL REQUIRED. No consent, approval or authorization of, or declaration to or filing with, any governmental or regulatory authority is required for the valid execution and delivery by Buyer of this Agreement or any other agreement or instrument to be executed and delivered by Buyer hereunder or the consummation of the transactions provided for herein or therein.

          6.2.6INVESTMENT INTENT, ETC.  Buyer (i) is acquiring the
Subject Partnership Interest for its own account for investment, not as nominee or agent, and not with a view to or for sale in connection with any distribution of any part thereof and (ii) has no present intention of selling, granting participations in, or otherwise distributing the same. Buyer understands that the Subject Partnership Interest has not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") by reason of, in the event the Subject Partnership Interest constitutes a security under the Securities Act, the reliance by Seller on exemptions from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or under any "Blue Sky" law of any state by reason of the reliance by Seller on exemptions thereunder, and that Seller's reliance is predicated in part on Buyer's representations set forth herein. By reason of its business and financial experience, Buyer has the capacity to protect its own interests in connection with the transactions contemplated hereby and is able to bear the economic risk thereof. Buyer understands that, in the event the Subject Partnership Interest constitutes a security under the Securities Act, the Subject Partnership Interest may not be sold, transferred, or otherwise disposed of without registration under the Securities Act and applicable state "Blue Sky" laws or exemptions therefrom, and that, in the event the Subject Partnership Interest constitutes a security under the Securities Act, in the absence of an effective registration statement covering the same or available exemptions from registration under the Securities Act, the Subject Partnership Interest must be held indefinitely.

          6.2.7NO OBLIGATIONS. To the actual knowledge (without imputation or any duty to investigate) of Buyer's representative, Robert W. Kennedy, neither Folsom nor Independence has created any obligation or liability of the Operating Partnership on behalf of the Operating Partnership other than those created in accordance with the Operating Partnership Agreement, or in a writing executed by Buyer, Folsom or Independence and Seller, or otherwise disclosed in writing to or known to Seller.

     7.   COVENANTS.

     7.1 INTERIM COVENANTS OF BUYER. Until the Closing Date or the sooner termination of this Agreement:

     7.1.1REPRESENTATIONS. Buyer covenants and agrees that it will not take any action or enter into any transaction which would cause any representation contained in Section 6.2 of this Agreement to be inaccurate in any material respect if remade immediately after the occurrence of such action or transaction.

     7.1.2ADDITIONAL ACTIONS. Buyer will use reasonable, diligent efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary proper or advisable to consummate the transactions contemplated by this Agreement including obtaining the consent of GE and releases of Seller under all agreements and obligations listed in Exhibit "A", provided Buyer is not obligated to incur any significant cost in connection therewith.

     7.2 INTERIM COVENANTS OF SELLER. Until the Closing Date or the sooner termination of this Agreement:

     7.2.1REPRESENTATIONS. Seller covenants and agrees that it will not take any action or enter into any transaction which would cause any representation contained in Section 6.1.2 of this Agreement to be inaccurate in any material respect if remade immediately after the occurrence of such action or transaction.

     7.2.2NO DISPOSITION OF SUBJECT PARTNERSHIP INTEREST. Seller will not sell, transfer, encumber or otherwise dispose of the Subject
Partnership Interest.

     7.2.3ADDITIONAL ACTIONS. Seller will use reasonable, diligent efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary proper or advisable to consummate the transactions contemplated by this Agreement, provided Seller is not obligated to incur any significant cost in connection therewith.

     8.   INDEMNIFICATION.

     8.1 INDEMNIFICATION OF SELLER. If the Closing occurs, then Buyer shall protect, defend, indemnify and hold Seller harmless from and against
(1) any Claim (as hereinafter defined) in any way related to the Operating Partnership, the Operating Partnership Agreement or the assets of the Operating Partnership, accruing on or after the Closing Date (including a breach of contract or tort occurring on or after the Closing Date); excluding only (a) any Claim to the extent based on an obligation or liability of the Operating Partnership created by Seller in its capacity as a partner of the Operating Partnership on behalf of the Operating Partnership other than an obligation or liability created prior to the Closing Date (i) in accordance with the Operating Partnership Agreement, or
(ii) in a writing executed by Seller and Independence or Folsom, or (iii) otherwise disclosed in writing to or known to Independence or Folsom, and
(b) any breach or default of this Agreement by Seller, or (2) any Claim to the extent based on an obligation or liability created by Folsom or Independence the non-disclosure of which is a breach of the representation contained in Section 6.2.7 of this Agreement, or the bad faith or willful misconduct of Folsom or Independence. "CLAIM" means any obligation, liability, claim (including any claim for damage to property or injury to or death of any persons), lien or encumbrance, loss, damage, cost or expense (including any judgment, award, settlement, reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim [including appellate proceedings], and any collection costs or enforcement costs).

     8.2 INDEMNIFICATION OF BUYER. If the Closing occurs, then Seller shall protect, defend, indemnify and hold Buyer and the Operating Partnership harmless from and against any claim by any third party (i.e., any party not associated or affiliated with Seller) against Buyer or the Operating Partnership for any action taken by Seller in its capacity as a partner of the Operating Partnership where such action has been taken in bad faith or constituted willful misconduct or to the extent based on an obligation or liability incurred by Seller the non-disclosure of which is a breach of the representation contained in Section 6.1.2(h) of this Agreement.

     8.3 GENERAL PROVISIONS. The indemnification obligations under this Agreement shall be subject to the following provisions:

     8.3.1PROCEDURE. The party seeking indemnification ("INDEMNITEE") shall notify the other party ("INDEMNITOR") of any Claim against Indemnitee within fifteen (15) days after it has notice of such Claim, but failure to notify Indemnitor shall in no case prejudice the rights of Indemnitee under this Agreement unless Indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice. Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of Indemnitee unless: (a) the employment of such counsel shall have been authorized in writing by Indemnitor in connection with the defense of such action, (b) Indemnitor shall not have employed counsel reasonably approved by Indemnitee to direct the defense of such action or such counsel has not reasonably and diligently defended such action, or (c) Indemnitee shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to Indemnitor (in which case Indemnitor shall not have the right to direct the defense of such action or of Indemnitee), in any of which events such fees and expenses shall be borne by Indemnitor.

     8.3.2BENEFICIARIES. The indemnification obligations under this Agreement shall also extend to any present or future advisor, trustee, director, officer, partner, member, employee, beneficiary, shareholder, participant or agent of or in Indemnitee or any entity now or hereafter having a direct or indirect ownership interest in Indemnitee.

     9.   TAX MATTERS.

     9.1 PREPARATION OF 1996 TAX RETURN. Seller shall cause to be prepared the tax return of the Operating Partnership for calendar year 1996 (the "1996 Tax Return"). The cost of preparing the Tax Return shall be shared equally by Buyer and Seller.

     9.2  DECISIONS AS TO THE 1996 TAX RETURN; TAX MATTERS PARTNER.
Seller shall be the Tax Matters Partner with respect to the 1996 Tax Return. Without limitation on the foregoing, Seller shall retain the right to make all decisions as to accounting matters and tax elections required or permitted to be made by in connection with or on the 1996 Tax Return, provided, however, the 1996 Tax Return shall be subject to the review and approval of Buyer, which approval shall not be delayed or withheld if the 1996 Tax Return is prepared in accordance with Operating Partnership Agreement.

     9.3  CLOSING OF BOOKS IN CONNECTION WITH SALE OF SUBJECT
PARTNERSHIP
INTEREST. Without limiting the generality of the foregoing, Buyer and Seller agree that, in connection with the sale of the Subject Partnership Interest, the books of the Operating Partnership shall be closed in accordance with Section 706(d) of the Code, and consistent therewith: (a) items of income, deduction, gain, loss or credit of the Operating Partnership that are recognized prior to the Closing Date shall be allocated among those persons or entities who are Partners in the Operating Partnership as constituted prior to the Closing; and (b) items of income, deduction, gain, loss or credit of the Operating Partnership that are recognized on or after the Closing Date shall be allocated among the persons or entities who are Partners in the Operating Partnership as constituted after the Closing.

     9.4 COOPERATION. Buyer shall cause the Operating Partnership (as constituted after the Closing) to cooperate fully and to the extent reasonably requested by Seller in connection with the preparation of the 1996 Tax Return and any audit, litigation or other proceeding with respect to the Operating Partnership (as constituted prior to the Closing). Such cooperation shall include the retention and revision of Operating Partnership records and other information which is reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The costs and expenses of Seller in accordance with this Section 9.4 shall be shared equally by Buyer and Seller.

     9.5 TAX RECORDS. Seller shall provide Buyer with the 1996 Tax Return and shall reasonably cooperated with Buyer (at Buyer's expense) in obtaining copies of all prior year Operating Partnership tax returns prepared by accountants engaged by Seller for the Operating Partnership, and all workpapers and schedules related thereto.

     10.  MISCELLANEOUS.

     10.1 BROKERS. Seller represents and warrants to Buyer, and Buyer represents and warrants to Seller that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker's or finder's fee or commissions in connection herewith, then Seller shall indemnify and defend Buyer from the same if it shall be based upon any statement or agreement alleged to have been made by Seller; and Buyer shall defend and indemnify Seller from the same if it shall be based upon any statement or agreement alleged to have been made by Buyer. The indemnification obligations under this Section 10.1 shall survive the closing of the transactions hereunder or the earlier termination of this Agreement.

     10.2 LIMITATION OF LIABILITY. No constituent member in or agent of Seller, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, partner, member, participant, representative or agent of any partnership, limited liability company, corporation or trust that is or becomes a constituent partner in Seller shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Buyer, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent member in Seller (or in any other constituent member or partner of Seller), nor any obligation of any constituent partner in Seller (or in any other constituent member of Seller) to restore a negative capital account or to contribute capital to Seller (or to any other constituent member of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other constituent member (and neither Buyer nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of member's or partner's obligation to restore or contribute). No constituent member in or agent of Buyer, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, partner, member, participant, representative or agent of any partnership, limited liability company, corporation or trust that is or becomes a constituent partner in Buyer shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Seller and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Buyer's assets for the payment of any claim or for any performance, and Seller, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability.

     10.3 MODIFICATION. This Agreement may not be modified or amended except by written agreement signed by all parties.

     10.4 MATTERS OF CONSTRUCTION.

     10.4.1 INCORPORATION OF EXHIBITS. All exhibits attached and referred to in this Agreement are hereby incorporated herein as fully set forth in (and shall be deemed to be a part of) this Agreement.

     10.4.2 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters.

     10.4.3 TIME OF THE ESSENCE. Subject to subsection 10.4.4 below, time is of the essence of this Agreement.

     10.4.4    NON-BUSINESS DAYS.  Whenever action must be taken
(including the giving of notice or the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-business day, then such period (or date) shall be extended until the immediately following business day. As used herein, "BUSINESS DAY" means any day other than a Saturday, Sunday or federal or Texas or Illinois state holiday.

     10.4.5 SEVERABILITY. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

     10.4.6 INTERPRETATION. Words used in the singular shall include the plural, and vice-versa, and any gender shall be deemed to include the other. Whenever the words "including", "include" or "includes" are used in this Agreement, they should be interpreted in a non-exclusive manner. The captions and headings of the Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof. Except as otherwise indicated, all Exhibit and Section references in this Agreement shall be deemed to refer to the Exhibits and Sections in this Agreement. Each party acknowledges and agrees that this Agreement (a) has been reviewed by it and its counsel; (b) is the product of negotiations between the parties, and (c) shall not be deemed prepared or drafted by any one party. In the event of any dispute between the parties concerning this Agreement, the parties agree that any ambiguity in the language of the Agreement is to not to be resolved against Seller or Buyer, but shall be given a reasonable interpretation in accordance with the plain meaning of the terms of this Agreement and the intent of the parties as manifested hereby.

     10.4.7 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAW).

     10.4.8    THIRD PARTY BENEFICIARIES.  Except as provided in
Sections 8.3.2 and 10.2, Seller and Buyer do not intend by any provision of this Agreement to confer any right, remedy or benefit upon any third party, and no third party shall be entitled to enforce or otherwise shall acquire any right, remedy or benefit by reason of any provision of this Agreement.

     10.5 EFFECTIVENESS OF AGREEMENT. In no event shall any draft of this Agreement create any obligations or liabilities, it being intended that only a fully executed and delivered copy of this Agreement will bind the parties hereto.

     10.6 POST-CLOSING ACCESS. For a period of five years subsequent to the Closing, Seller and its respective employees, agents and representatives shall be entitled to access during normal business hours to all documents, books and records of the Operating Partnership applicable to the period Seller was a partner of the Operating Partnership upon reasonable prior notice to Buyer, and shall have the right to make copies of such documents, books and records at Seller's expense.

     10.7 SUCCESSORS AND ASSIGNS. Buyer may not assign or transfer its rights or obligations under this Agreement without the prior written consent of Seller (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder); provided, however, that, upon delivery of an Assumption Agreement satisfactory to Seller, Seller will not withhold its consent to the assignment by Buyer to a limited partnership in which Buyer is the managing general partner and has not less than a 51% interest in capital and profits in such limited partnership. No consent given by Seller to any transfer or assignment of Buyer's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

     10.8 NOTICES. Any notice which a party is required or may desire to give the other shall be in writing and shall be sent by personal delivery or by mail (either [i] by United States registered or certified mail, return receipt requested, postage prepaid, or [ii] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

     TO BUYER:

     c/o Folsom Investments, Inc.
     16475 Dallas Parkway, Suite 800
     Dallas, Texas 75248
     Attention:  Mr. Robert W. Kennedy
     Telecopier:  (972) 250-2387
     Telephone:  (972) 931-7400

     With Copy To:

     Geary, Porter & Donovan, P.C.
     16475 Dallas Parkway, Suite 550
     Dallas, Texas 75248
     Attention:  James T. Porter, Esq.
     Telecopier:  (972) 931-9208
     Telephone:  (972) 931-9901

     TO SELLER:

     c/o JMB Realty Corporation
     900 North Michigan Avenue
     12th Floor
     Chicago, Illinois 60611
     Attention:  Ms. Julie A. Strocchia
     Telecopier:  (312) 915-2399
     Telephone:  (312) 915-2348

     With Copy To:

     Pircher, Nichols & Meeks
     1999 Avenue of the Stars
     Suite 2600
     Los Angeles, California 90067
     Attention:  Real Estate Notices (SAC)
     Telecopier:  (310) 201-8922
     Telephone:  (310) 201-8900

     TO ESCROW AGENT:

     Southwest Land Title Company
     2900 Lincoln Plaza
     500 North Akard
     Dallas, Texas 75201
     Attention:  Dorothy Haight
     Telecopier:  (214) 720-4083
     Telephone:  (214) 720-1020

Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.

     10.9 LEGAL COSTS. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if any party hereto brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party or parties (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees, expenses and costs of investigation actually incurred from the non-prevailing party or parties. The foregoing includes attorneys' fees, expenses and costs of investigation (including those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.

     10.10COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         SELLER:

                         GREENWAY ASSOCIATES, LTD.,
                         a Texas limited partnership

                         By:  CARLYLE REAL ESTATE
                              LIMITED PARTNERSHIP-X,
                              an Illinois limited partnership,
                              General Partner

                              By:  JMB REALTY CORPORATION,
                                   a Delaware corporation,
                                   General Partner



                                   By:
                                        -------------------------
                                   Name:
                                        -------------------------
                                   Title:
                                        -------------------------

                         BUYER:

                         FOLSOM MANAGEMENT, INC.
                         a Texas corporation


                         By:
                              ------------------------------
                         Name:
                              ------------------------------
                         Title:
                              ------------------------------







                ESCROW HOLDER'S ACKNOWLEDGEMENT
                -------------------------------

The undersigned hereby executes this Agreement to evidence its agreement to act as Escrow Holder in accordance with the terms of this Agreement.

Date:  _______________, 1996  SOUTHWEST LAND TITLE COMPANY


                              By:
                                   ------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                   ------------------------------









                         EXHIBIT LIST
                         ------------

          "A"  -    List of Agreements and Obligations to be Released

          "B"  -    Assignment and Assumption Agreement

          "C"  -    Form of Release to be executed by Seller

          "D"  -    Form of Release to be executed by Buyer and
Operating Partnership







                          EXHIBIT "A"
                          -----------

 ALL LOAN DOCUMENTS WITH GENERAL ELECTRIC CAPITAL CORPORATION







                          EXHIBIT "B"
                          -----------

             [Assignment and Assumption Agreement]

       ASSIGNMENT OF PARTNERSHIP INTEREST AND ASSUMPTION

     THIS ASSIGNMENT OF PARTNERSHIP INTEREST AND ASSUMPTION, dated as of the ______ day of December, 1996, by and between GREENWAY ASSOCIATES, LTD., a Texas limited partnership ("Assignor"), and FOLSOM MANAGEMENT, INC., a Texas corporation ("Assignee").

                     W I T N E S S E T H:

     WHEREAS, Assignor is a partner in that certain Texas general partnership known as "GREENWAY TOWER JOINT VENTURE" (the "Partnership"), which is currently governed by that certain partnership agreement (the "Partnership Agreement") captioned "JOINT VENTURE AGREEMENT OF GREENWAY TOWER JOINT VENTURE", dated as of September 25, 1987, by and between Assignor and Folsom Investments, Inc., a Texas corporation ("Folsom"); and

     WHEREAS, Assignor desires to assign to Assignee Assignor's entire partnership interest in the Partnership (the "Partnership Interest") and Assignee desires to acquire the Partnership Interest; and

     WHEREAS, it is intended that Assignee become a substituted partner in the Partnership;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Assignor hereby unconditionally assigns, sells, transfers, conveys and sets over to Assignee all of Assignor's right, title and interest in and to the Partnership Interest, including without limitation, all of Assignor's interest in the capital and the profits and losses of the Partnership and all rights to receive distributions of money, profits and other assets from the Partnership. Except as specifically set forth in subsection 6.1.2 of that certain purchase agreement (the "Purchase Agreement") captioned "PURCHASE AGREEMENT", dated as of December 23, 1996, among Assignor and Assignee, the Partnership Interest is being assigned, sold, transferred, conveyed and set over by Assignor to Assignee on an "AS IS" basis without representations and warranties of any kind or nature, express, implied or otherwise, including any representation or warranty concerning the Partnership or its assets. Nothing in this Assignment of Partnership Interest and Assumption shall limit Assignor's or Assignee's rights under the Purchase Agreement.

     2. Assignee hereby accepts the assignment of the Partnership Interest and hereby expressly assumes all of Assignor's obligations to the Partnership whether now existing or hereafter incurred, including, without limitation, any obligation of Assignor to make capital contributions pursuant to the provisions of the Partnership Agreement, but excluding any of Assignor's obligations pursuant to the Purchase Agreement.

     3. This Assignment of Partnership Interest and Assumption shall be interpreted, construed and enforced in accordance with the laws of the State of Texas.

     4. This Assignment of Partnership Interest and Assumption shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective legal representatives, successors and assigns.

     5. This Assignment of Partnership Interest and Assumption may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment of Partnership Interest and Assumption as of the day and year first above written.

                         ASSIGNOR:

                         GREENWAY ASSOCIATES, LTD.
                         a Texas limited partnership

                         By:  CARLYLE REAL ESTATE LIMITED
PARTNERSHIP-X, an Illinois limited partnership, General Partner

                              By:  JMB REALTY CORPORATION,
                                   a Delaware corporation, General
Partner



                              By:
                                   ------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                   ------------------------------

                         ASSIGNEE:

                         FOLSOM MANAGEMENT, INC.,
                         a Texas corporation



                         By:
                              ------------------------------
                         Name:
                              ------------------------------
                         Title:
                              ------------------------------







                          EXHIBIT "C"
                          -----------

          [Form of Release to be Executed by Seller]

                        GENERAL RELEASE

     1. RELEASE. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GREENWAY ASSOCIATES, LTD., a Texas limited partnership ("Seller"), for itself, its successors and assigns and all persons claiming by, under or through it (collectively, the "Releasing Parties"), does hereby absolutely and irrevocably waive, release, and forever discharge each of GREENWAY TOWER JOINT VENTURE, a Texas general partnership (the "Partnership"), and FOLSOM INVESTMENTS, INC., a Texas corporation ("Folsom"), INDEPENDENCE DEVELOPMENT, INC., a Texas corporation, and SABRE REALTY MANAGEMENT, INC., a Texas corporation, and their direct and indirect partners, and their respective partners, trustees, beneficiaries, officers, shareholders, directors, agents, servants, contractors, employees, associated or affiliated corporations, partnerships, and limited liability companies and predecessors-in-interest (collectively the "Released Parties") from any and all claims, rights, demands, actions, suits, causes of actions, damages, counterclaims, defenses, losses, costs, obligations, liabilities and expenses of every kind or nature (collectively, "Claims"), known or unknown, suspected or unsuspected, fixed or contingent, foreseen or unforeseen, arising out of or relating directly or indirectly to any circumstances or state of facts pertaining to the Partnership or the partnership agreement (the "Partnership Agreement") of the Partnership captioned "JOINT VENTURE AGREEMENT OF GREENWAY TOWER JOINT VENTURE", dated as of September 25, 1987, by and between Seller and Folsom, or any nonperformance of any agreement or obligation related thereto, or any statements, representations, acts or omissions, intentional, willful, negligent or innocent, by any of the Released Parties in any way connected with, relating to or affecting, directly or indirectly, the Partnership or the Partnership Agreement; provided, however, that the foregoing shall not constitute a release of (i) any of the obligations of FOLSOM MANAGEMENT, INC., a Texas corporation ("Buyer"), its successors and assigns, or any other Released Party under that certain purchase agreement captioned "PURCHASE AGREEMENT", dated as of December 23, 1996, between Seller and Buyer or (ii) any of the obligations of Buyer, its successors and assigns, or any of the Released Parties under any agreement, instrument or other document executed and delivered in connection therewith.

     2. NON-RELIANCE. Seller hereby acknowledges that it has not relied upon any representation of any kind made by the Partnership or Folsom in making the foregoing release.

     3. NO TRANSFER OF CLAIMS. Seller represents and warrants that it has not heretofore assigned, or transferred, or purported to assign or to transfer, to any person or entity, any Claim released hereunder or any portion thereof or interest therein, and each of the Releasing Parties agrees to indemnify, defend and hold the Released Parties harmless from and against any and all such Claims based on or arising out of any such assignment or transfer or purported assignment or transfer.

     4. ADVICE OF COUNSEL. Seller hereby agrees, represents and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Release, including the foregoing release, that it has read the provisions of this Release, and that it is fully aware of its contents and legal effect.

     5. DAMAGES AND ATTORNEY'S FEES. Each of the Releasing Parties agrees that if it hereafter commences, joins in, or in any manner seeks, relief through any suit arising out of, based upon, or relating to any of the Claims or in any manner asserts against such Released Parties, or any of them, any of the Claims, then the undersigned will pay to such Released Parties, and each of them, in addition to any other damages caused to such Released Parties thereby, all attorneys' fees incurred by such Released Parties in defending or otherwise responding to said suit or claim.

Dated:  December 23, 1996.

                         GREENWAY ASSOCIATES, LTD.,
                         a Texas limited partnership

                         By:  CARLYLE REAL ESTATE LIMITED
                              PARTNERSHIP-X, an Illinois limited
partnership,
                              General Partner

                              By:  JMB REALTY CORPORATION,
                                   a Delaware corporation, General
Partner


                                   By:
                                        --------------------------
                                   Name:
                                        --------------------------
                                   Title:
                                        --------------------------







                          EXHIBIT "D"
                          -----------

[Form of Release to be Executed by Operating Partnership and Buyer]

                        GENERAL RELEASE

     1. RELEASE. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of GREENWAY TOWER JOINT VENTURE, a Texas general partnership (the "Partnership"), and FOLSOM INVESTMENTS, INC., a Texas corporation ("Folsom"), INDEPENDENCE DEVELOPMENT, INC., a Texas corporation, and SABRE REALTY MANAGEMENT, INC., a Texas corporation ("Manager"), for themselves, their respective successors and assigns and all persons claiming by, under or through them (collectively, the "Releasing Parties"), does hereby absolutely and irrevocably waive, release, and forever discharge GREENWAY ASSOCIATES, LTD., a Texas limited partnership ("Seller"), and its direct and indirect partners, and their respective partners, trustees, beneficiaries, officers, shareholders, directors, agents, servants, contractors, employees, associated or affiliated corporations, partnerships, and limited liability companies and predecessors-in-interest (collectively the "Released Parties") from any and all claims, rights, demands, actions, suits, causes of action, damages, counterclaims, defenses, losses, costs, obligations, liabilities and expenses of every kind or nature (collectively, "Claims"), known or unknown, suspected or unsuspected, fixed or contingent, foreseen or unforeseen, arising out of or relating directly or indirectly to any circumstances or state of facts pertaining to the Partnership or the partnership agreement (the "Partnership Agreement") of the Partnership captioned "JOINT VENTURE AGREEMENT OF GREENWAY TOWER JOINT VENTURE", dated as of September 25, 1987, by and between Seller and Folsom, or any nonperformance of any agreement or obligation related thereto (including, without limitation, any management agreement between the Partnership and Manager), or any statements, representations, acts or omissions, intentional, willful, negligent or innocent, by any of the Released Parties in any way connected with, relating to or affecting, directly or indirectly, the Partnership or the Partnership Agreement; provided, however, that the foregoing shall not constitute a release of (i) any of the obligations of Seller or any other Released Party under that certain purchase agreement captioned "PURCHASE AGREEMENT", dated as of December 23, 1996, between Seller and Folsom Management, Inc., a Texas corporation ("Buyer") or (ii) any of the obligations of any of the Released Parties under any agreement, instrument or other document executed and delivered in connection therewith.

     2. NON-RELIANCE. Each of the Releasing Parties hereby acknowledges that it has not relied upon any representation of any kind made by Seller in making the foregoing release.

     3. NO TRANSFER OF CLAIMS. Each of the Releasing Parties represents and warrants that it has not heretofore assigned, or transferred, or purported to assign or to transfer, to any person or entity, any Claim released hereunder or any portion thereof or interest therein, and each of the Releasing Parties agrees to indemnify, defend and hold the Released Parties harmless from and against any and all such Claims based on or arising out of any such assignment or transfer or purported assignment or transfer.


     4. ADVICE OF COUNSEL. Each of the Releasing Parties hereby agrees, represents and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Release, including the foregoing release, that it has read the provisions of this Release, and that it is fully aware of its contents and legal effect.

     5. DAMAGES AND ATTORNEY'S FEES. Each of the Releasing Parties agrees that if it hereafter commences, joins in, or in any manner seeks, relief through any suit arising out of, based upon, or relating to any of the Claims or in any manner asserts against such Released Parties, or any of them, any of the Claims, then the undersigned will pay to such Released Parties, and each of them, in addition to any other damages caused to such Released Parties thereby, all attorneys' fees incurred by such Released Parties in defending or otherwise responding to said suit or claim.

Dated:  December 23, 1996.

FOLSOM:                            THE PARTNERSHIP:

FOLSOM INVESTMENTS, INC.,          GREENWAY TOWER JOINT VENTURE,
a Texas corporation                     a Texas general partnership

By: ______________________         By: INDEPENDENCE DEVELOPMENT,
Name: ____________________         INC., a Texas corporation
Title: ___________________
                                   By:
                                        ---------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                        ---------------------------


MANAGER:                           INDEPENDENCE:

SABRE REALTY MANAGEMENT, INC.,     INDEPENDENCE DEVELOPMENT,
a Texas corporation                INC., a Texas corporation

By:                                By:
     --------------------               --------------------
Name:                              Name:
     --------------------               --------------------
Title:                             Title:
     --------------------               --------------------